UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2013

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1000 Louisiana, Suite 6700
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On January 1, 2013, we adopted Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (ASU 2011-11), which enhances disclosures by requiring an entity to disclose information about netting arrangements, including rights of offset, to enable users of its financial statements to understand the effect of those arrangements on its financial position and ASU No. 2013-01, Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (ASU 2013-01), which requires clarification of the specific instruments that should be considered in these disclosures.  These pronouncements were issued to facilitate comparison between financial statements prepared on the basis of accounting principles generally accepted in the United States and International Financial Reporting Standards. These updates are effective for annual and interim reporting periods beginning on or after January 1, 2013 and are to be applied retroactively for all comparative periods presented.  The impact of retrospectively adjusting for the adoption of these pronouncements was immaterial to our historical consolidated financial statements.

The following presents the unaudited retrospective application of ASU 2011-11 and ASU 2013-01 by providing reconciliation between the gross assets and liabilities reflected on the balance sheet and the potential effects of master netting arrangements on the fair value of the Company’s derivative contracts at December 31, 2012 and December 31, 2011.

	Derivative Assets		Derivative Liabilities
Offsetting of Derivative Assets and Liabilities	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
	(In thousands)		(In thousands)
Gross Amounts Presented in the Consolidated Balance Sheet	$7,799	$3,900	$(12,890)	$(4,710)
Amounts Not Offset in the Consolidated Balance Sheet	(4,118)	(3,640)	3,899	3,640
Net Amount	$3,681	$260	$(8,991)	$(1,070)

We enter into an International Swap Dealers Association Master Agreement (ISDA) with each counterparty prior to a derivative contract with such counterparty. The ISDA is a standard contract that governs all derivative contracts entered into between us and the respective counterparty. The ISDA allows for offsetting of amounts payable or receivable between us and the counterparty, at the election of both parties, for transactions that occur on the same date and in the same currency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

May 8, 2013	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer